Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant To Section 13 or 15(d) Of
                      The Securities Exchange Act of 1934

                        Date of Report: October 6, 2005

                       RICK'S CABARET INTERNATIONAL, INC.
         (Exact  Name  of  Registrant  As  Specified  in  Its  Charter)

           Texas                       000-26958              76-0037324
(State Or Other Jurisdiction       (Commission File      (IRS Identification
 Employer of Incorporation)             Number)                   No.)


                                10959 Cutten Road
                              Houston, Texas 77066
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (281) 397-6730
            (Registrant's  Telephone  Number,  Including  Area  Code)

ITEM 7.01     REGULATION FD DISCLOSURE

          Pursuant to FD Rules 100(a) and Rule 101(e), a copy of the Registrant's press release regarding the potential revenue and income forecast for fiscal year 2006 is attached hereto as Exhibit 99.1.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number          Description
--------------          -----------
99.1                    Press  Release  dated  October  7,  2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                RICK'S CABARET INTERNATIONAL, INC.


                                    By:  /s/ Eric Langan
                                    --------------------
Date:  October 7, 2005              Eric Langan
                                    Chairman, President, Chief Executive Officer
                                    and Chief Financial Officer